UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 10, 2011.

THE GALLAGHER CENTRE

TWO PIERCE PLACE

ITASCA, IL 60143-3141

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 14, 2011
Date: May 10, 2011 Time: 9:00 a.m. CDT
Location: The Gallagher Centre Two Pierce Place Itasca, IL, 60143

You are receiving this communication because you hold shares of Arthur J. Gallagher & Co.

This notice is being provided to inform you that the proxy materials that you previously received by mail are now available on-line. You may view the proxy materials and cast your vote at www.proxyvote.com. If you prefer, you can request a paper copy by mail which will include a proxy card you can use to vote (See reverse side).

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

                —  Before You Vote  —

                How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery.

                —  How To Vote  —

                Please Choose One of the Following Voting Methods

Vote In Person: At the annual meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now on the Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX available and follow the instructions.

Vote By Mail or Telephone: You can vote by mail or telephone by requesting a paper copy of the materials, which will include a proxy card and instructions for voting by telephone.

Voting Items
The Board of Directors recommends

you vote FOR the following:

1.	Election of Directors		The Board of Directors recommends you vote FOR 1 YEAR on the following proposal:

	1a. 1b. 1c.	William L. Bax Frank E. English, Jr. J. Patrick Gallagher, Jr.	5.	Advisory Vote on the Frequency of a Stockholder Vote on the Compensation of Our Named Executive Officers
	1d.	Elbert O. Hand
	1e.	Ilene S. Gordon
	1f.	David S. Johnson
	1g.	Kay W. McCurdy
	1h.	Norman L. Rosenthal
	1i.	James R. Wimmer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:
2.	Approval of the Arthur J. Gallagher & Co. 2011 Long-Term Incentive Plan
3.	Ratification of the Appointment of Independent Auditor for 2011
4.	Advisory Vote on the Compensation of Our Named Executive Officers